                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                         STURM, RUGER & COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          STURM, RUGER & COMPANY, INC.

                                                    Southport, Connecticut 06490

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 13, 1999

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of STURM, RUGER & COMPANY, INC. (the "Company") will be held at the Lake Sunapee Country Club, 100 Country Club Lane, New London, New Hampshire 03257 on the 13th day of May, 1999 at 10:30 a.m. for the purpose of considering and acting upon the following:

      1.    The election of nine (9) Directors to serve for the ensuing year.

      2. The approval of the Sturm, Ruger & Company, Inc. 1998 Stock Incentive Plan.

      3. The approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1999 fiscal year.

      4. The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Only holders of record of Common Stock at the close of business on March 15, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days prior to the Annual Meeting, at the Company's offices located at 411 Sunapee Street, Newport, New Hampshire 03773.

                                              By Order of the Board of Directors


                                              /s/ Leslie M. Gasper
                                              -----------------------------
                                              Leslie M. Gasper
                                              Corporate Secretary

Southport, Connecticut
March 26, 1999

      All Stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present, please date, mark and sign the enclosed form of Proxy and return it to Harris Trust & Savings Bank, P.O. Box A3800, Chicago, Illinois 60690-9608. A postage-paid envelope is enclosed for your convenience.

                                                                  March 26, 1999

STURM, RUGER & COMPANY, INC.
LACEY PLACE, SOUTHPORT, CONNECTICUT 06490
PROXY STATEMENT
1999 ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sturm, Ruger & Company, Inc. (the "Company") for use at the 1999 Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 10:30 a.m. on May 13, 1999 at the Lake Sunapee Country Club, 100 Country Club Lane, New London, New Hampshire 03257 or at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are first being sent to stockholders on or about March 26, 1999.

      The mailing address of the principal executive office of the Company is Lacey Place, Southport, Connecticut 06490.

      If the enclosed proxy is signed and returned, it will be voted in accordance with its terms. However, a stockholder of record may revoke his or her proxy before it is exercised by (i) giving written notice to the Company's Secretary at the Company's address indicated above, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Company's Secretary at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy). All expenses in connection with the solicitation of these proxies will be borne by the Company.

      The Annual Report of the Company for the year ended December 31, 1998, including financial statements, is enclosed herewith.

      Only holders of Common Stock of record at the close of business on March 15, 1999 will be entitled to vote at the Meeting. Each holder of record of the issued and outstanding shares of voting Common Stock, $1.00 par value, of the Company (the "Common Stock") is entitled to one vote per share. As of March 15, 1999, 26,910,720 shares of Common Stock were issued and outstanding. The stockholders holding a majority of the issued and outstanding Common Stock, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. The election of Directors requires a plurality of the votes at the Meeting at which a quorum is present. Approval of the Sturm, Ruger & Company, Inc. 1998 Stock Incentive Plan requires a majority of the votes present in person or represented by proxy at the Meeting at which a quorum is present. Abstentions and broker non-votes will be counted as being present at the Meeting, with the result that abstentions and broker non-votes will have the same effect as votes against the election of Directors, against the approval of the Sturm, Ruger & Company, Inc. 1998 Stock Incentive Plan and against the approval of Ernst & Young LLP as the Company's independent auditors for the 1999 fiscal year.

                              ELECTION OF DIRECTORS

      Nine Directors will be elected at the Meeting, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and has qualified.

      All of the nominees for Director were elected at the last Annual Meeting. If no contrary instructions are indicated, proxies will be voted for the election of the nominees for Director. Should any of the said nominees for Director not remain a candidate at the time of the Meeting (a condition which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees for Director selected by management of the Company. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of Directors.

      The following table sets forth certain information concerning each nominee's age, principal occupation, other directorships in publicly-held corporations and the number and percentage of shares of Common Stock of the Company beneficially owned by such nominee as of February 1, 1999.

                                             Business Experience               First        Shares        Percent
                                         During the Past Five Years          Became A    Beneficially       of
Name                        Age            and Other Directorships           Director        Owned         Class
----                        ---            -----------------------           --------        -----         -----
William B. Ruger            82    Chairman of the Board, Chief Executive     January,    4,814,896 (1)    17.89%
                                  Officer and Treasurer. President of the    1949
                                  Company from 1949-1990.

William B. Ruger, Jr. (2)   59    Vice Chairman and Senior Executive         March,      2,624,000 (3)     9.75%
                                  Officer. Also President and Chief          1970
                                  Operating Officer of the Company as of
                                  March 1, 1998. Previously President of
                                  the Company from 1991 to July, 1995.

Stephen L. Sanetti          49    General Counsel of the Company since       March,         32,002 (4)       *
                                  1980. Vice President of the Company        1998
                                  since 1993. Director of the Product
                                  Liability Advisory Council, a non-profit
                                  organization.

John M. Kingsley, Jr.       67    Director of the Neurological Institute     April,          4,160           *
                                  of New Jersey. Retired as Executive Vice   1972
                                  President of the Company effective
                                  December 31, 1996.

Townsend Hornor             72    Director of Nickerson Lumber Company.      April,          3,200           *
                                                                             1972

Stanley B. Terhune          73    Consultant to the Company. Retired as      January,        5,800 (5)       *
                                  Vice President of the Company effective    1975
                                  January 31, 1992.

                                             Business Experience               First        Shares        Percent
                                         During the Past Five Years          Became A    Beneficially       of
Name                        Age            and Other Directorships           Director        Owned         Class
----                        ---            -----------------------           --------        -----         -----
Richard T. Cunniff          76    Vice Chairman and Director of the          December,    10,500 (6)         *
                                  Sequoia Fund, an investment company        1986
                                  registered under the Investment Company
                                  Act of 1940. Vice Chairman and Principal
                                  of Ruane, Cunniff & Co., Inc., an
                                  investment adviser registered under the
                                  Investment Advisers Act of 1940.

Paul X. Kelley              70    Partner, J. F. Lehman & Company (private   April,        2,000 (7)         *
                                  investments). Vice Chairman, Cassidy &     1990
                                  Associates Inc. (government relations)
                                  from 1989-1998. Commandant of the Marine
                                  Corps and Member of the Joint Chiefs of
                                  Staff from 1983-1987. Director of
                                  AlliedSignal Inc. (aerospace, automotive
                                  and engineered materials), GenCorp.,
                                  Inc. (aerospace, automotive and polymer
                                  products), Saul Centers Inc. (real
                                  estate investment trust), UST Inc.
                                  (tobacco products and wine), and The
                                  Wackenhut Corporation (security
                                  services).

James E. Service            68    Consultant, PGGR/Russell Inc.(investment   July,         1,000             *
                                  management). Commander, U.S. Naval Air     1992
                                  Force, Pacific Fleet, from 1985-1987.
                                  Director of Wood River Medical Center,
                                  Ketchum, Idaho from 1992-1996.

----------
* Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) Includes 4,272,000 shares of Common Stock held by a revocable trust of which Mr. Ruger is the trustee. Mr .Ruger has sole investment and voting control with respect to such shares. Also includes 542,896 shares of Common Stock as to which Mr. Ruger is entitled to direct the vote pursuant to a voting agreement.

(2)   Son of William B. Ruger.

(3) Includes 1,824,000 shares of Common Stock held by a trust of which Mr. Ruger, Jr. is a trustee. Mr. Ruger, Jr. has sole investment and voting control with respect to such shares.

(4) Includes two shares held beneficially by Mr. Sanetti for his minor daughter under the Uniform Gifts to Minors Act.

(5) Mr. Terhune owns 800 of the shares in joint tenancy with his wife. The remaining 5,000 shares are held by Mr. Terhune as trustee of a revocable trust for the benefit of Mr. Terhune and his spouse.

(6) Does not include 10,500 shares of Common Stock owned by Mr. Cunniff's wife as to which Mr. Cunniff disclaims beneficial ownership. The Sequoia Fund, of which Mr. Cunniff is the Vice Chairman, a director and stockholder, owns 335,500 shares of Common Stock, as to which Mr. Cunniff also disclaims beneficial ownership. Mr. Cunniff is also the Vice Chairman, a director and a principal stockholder of Ruane, Cunniff & Co., Inc., which manages discretionary accounts and which holds 297,003 shares of Common Stock. The firm of Ruane, Cunniff & Co., Inc. is able to direct the sale or disposition of the 297,003 shares; however, 27,300 shares may be voted by Ruane, Cunniff & Co., Inc. and 269,703 shares may be voted only by their beneficial owners. Mr. Cunniff disclaims beneficial ownership of such 297,003 shares.

(7)   General Kelley owns 800 of the shares in joint tenancy with his wife.

                   DIRECTOR COMPENSATION AND INFORMATION ABOUT
                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

      In 1998, the Company paid each Director who was not also an officer of the Company $10,000 in annual fees for services as a member of the Board of Directors. On October 28, 1998, the Board voted to increase the annual fees for non-officer Directors to $13,000 per year, effective January 1, 1999. Each Director who is also an officer receives $6,000 in annual fees. Each Director also receives an attendance fee of $500 per meeting and is reimbursed for out-of-pocket expenses related to attendance at meetings. The fees paid to a Director for his services as a member of the Board of Directors do not include any compensation payable to such Director in connection with service by such Director on any of the committees of the Board.

      The Company does not have a nominating committee or a committee performing a similar function. The function of a nominating committee is performed by the entire Board of Directors.

      In 1998, the members of the Audit Committee were Townsend Hornor, Richard
T. Cunniff and William B. Ruger, Jr. The Audit Committee recommends the engagement of the independent auditors, reviews the arrangement and scope of the audit and considers comments made by the independent auditors. In addition to out-of-pocket expenses related to attendance at meetings, Messrs. Hornor, Cunniff and Ruger each received $1,000 for services rendered on such Committee in 1998. The Audit Committee held three meetings during 1998.

      In 1998, the members of the Compensation Committee were William B. Ruger, Richard T. Cunniff and James E. Service. Mr. Ruger is the Chairman of the Board, Chief Executive Officer and Treasurer of the Company. The function of the Compensation Committee is to fix the salaries and bonuses of the executive officers of the Company. Except for out-of-pocket expenses related to attendance at meetings, Messrs. Ruger, Cunniff and Service did not receive compensation for services rendered on such committee in 1998. The Compensation Committee did not meet during 1998. On December 31, 1998, a subcommittee consisting of the non-officer members of the Compensation Committee approved the grant of options to purchase an aggregate of 1,470,000 shares of Common Stock to selected key Company employees pursuant to the Sturm, Ruger & Company, Inc. 1998 Stock Incentive Plan, subject to stockholder approval of such plan.

      The Board of Directors held four meetings during 1998. All Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors. All Directors attended all meetings held by all committees of the Board on which each such Director served.

                             EXECUTIVE COMPENSATION
                           Summary Compensation Table

      The following table sets forth certain information with respect to the compensation for calendar years 1998, 1997 and 1996 for the Company's Chief Executive Officer and the three highest paid executive officers other than the Chief Executive Officer whose salary and bonus exceed $100,000.

                                                    Annual Compensation                  Long Term Compensation
                                            ---------------------------------    --------------------------------------
                                                                       Other                  Securities       All
                                                                      Annual     Restricted   Underlying      Other
                                                                      Compen-       Stock       Option       Compen-
Name and                                    Salary (1)     Bonus     sation(2)     Awards     Awards (3)    sation(4)
Principal Position                 Year          $           $           $            $           #             $
------------------                 ----     ----------    --------   ---------   ----------   ----------    ----------
William B. Ruger -                 1998      $333,000     $      0    $     0      $    0            0      $ 8,829 (5)
  Chairman of the Board of         1997       332,500            0          0           0            0        4,512
  Directors, Chief Executive       1996       333,000            0          0           0            0        4,512
  Officer, Treasurer and
  Director

William B. Ruger, Jr. -            1998      $234,000     $ 92,000    $ 7,553      $    0      250,000      $34,650
  Vice Chairman, Senior            1997       199,000      120,000      3,486           0            0       29,400
  Executive Officer,               1996       198,000      150,000     19,985           0            0       29,400
  President and Director (6)

Stephen L. Sanetti -               1998      $181,500     $ 72,000    $22,148      $    0      200,000      $26,598
  Vice President,                  1997       140,000       80,000     17,273           0            0       21,348
  General Counsel and              1996       140,000       95,000     16,994           0            0       21,348
  Director (7)

Erle G. Blanchard -                1998      $140,000     $ 49,000    $17,273      $    0      200,000      $72,024 (9)
  Vice President and               1997       125,000       50,000     15,183           0            0       61,260 (9)
  Controller (8)                   1996       104,167       55,000     12,003           0            0       60,912 (9)

----------
(1)   Includes Director's Fees.

(2) The amounts set forth in this column represent "gross-ups" for taxes incurred on benefits received pursuant to the Company's Supplemental Executive Profit Sharing Plan (the "Supplemental Plan").

(3) The amounts set forth in this column represent stock options awarded on December 31, 1998 pursuant to the Company's 1998 Stock Incentive Plan. The above awards are subject to stockholder approval of the plan.

(4) The amounts set forth in this column represent benefits received pursuant to the Company's Salaried Employees' Profit Sharing Plan, Supplemental Plan, and taxable premiums paid by the Company for group term life insurance for the named individuals, respectively, as follows: William B. Ruger, 1998 - $0, $0 and $4,512, 1997 - $0, $0 and $4,512, 1996 - $0, $0
      and $4,512; William B. Ruger, Jr., 1998 - $24,000, $9,750 and $900, 1997 -
      $24,000, $4,500 and $900, 1996 - $2,700, $25,800 and $900; Stephen L.
      Sanetti, 1998 - $2,400, $23,850 and $348, 1997 - $2,400, $18,600 and $348,
      1996 - $2,700, $18,300 and $348; Erle G. Blanchard, 1998 - $2,400, $18,600
      and $576, 1997 - $2,400, $16,350 and $576, 1996 - $2,700, $12,925 and
      $432.

(5) The amounts set forth in this column for William B. Ruger also include $2,700 in taxable value and $1,617 in "gross-up" for taxes related to this value, of a Company vehicle leased to Mr. Ruger during 1998.

(6) William B. Ruger, Jr. assumed the position of President and Chief Operating Officer as of March 1, 1998 following the voluntary resignation of former President Gerald W. Bersett.

(7) Stephen L. Sanetti replaced Gerald W. Bersett as a Director on March 1, 1998 following Mr. Bersett's voluntary resignation.

(8) Erle G. Blanchard left the Company on March 31, 1995 as Vice President and Controller-Newport and returned as Vice President and Controller on March 1, 1996.

(9) The amounts set forth in this column for Erle G. Blanchard include the taxable value of moving expenses, "gross-ups" for taxes related to moving expenses, and non-taxable moving expenses reimbursed to Mr. Blanchard, respectively, as follows: 1998 - $28,535, $21,913 and $0, 1997 - $23,636,
      $18,298 and $0, 1996 - $24,640, $20,097 and $118.

                          BOARD COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

      William B. Ruger, the Chairman of the Board, Chief Executive Officer and Treasurer of the Company, has primary responsibility for setting the compensation of executive officers. In making decisions in this regard, Mr. Ruger considers such factors as the individual performance of the officer, the time elapsed since the officer's last increase in compensation and the overall performance of the Company. Despite the success of the Company over the past three years, Mr. Ruger's salary has not been increased during that time period. The Compensation Committee and the Board of Directors as a whole have ultimate responsibility for executive compensation. Mr. Ruger does not participate in matters regarding his own compensation.

      The Compensation Committee has not yet adopted a policy with respect to qualification of executive compensation in excess of $1 million per individual for deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. The Compensation Committee currently does not anticipate that the compensation of any executive officer during 1999 will exceed the limits of deductibility for 1999.


                                           Compensation Committee


                                                    William B. Ruger
                                                    Richard T. Cunniff
                                                    James E. Service


                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

      William B. Ruger, the Chairman of the Board, Chief Executive Officer and Treasurer of the Company, serves on the Compensation Committee.

                            1998 STOCK INCENTIVE PLAN

      The Company's 1998 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company, effective October 28, 1998, subject to the approval of such adoption by the stockholders of the Company. Pursuant to the Plan, certain employees of the Company may be awarded stock options or stock appreciation rights. A maximum of 2,000,000 shares of Common Stock of the Company are authorized for issuance with respect to awards granted under the Plan. A copy of the Plan is attached to this Proxy Statement as Exhibit A. The material features of the Plan are described below.

      The purpose of the Plan is to promote the long-term success of the Company by providing financial incentives to key employees who are in positions to make significant contributions toward its success. The Plan is designed to attract individuals of outstanding ability to employment with the Company, to provide key employees with a proprietary interest in the Company, to encourage such employees to continue their employment with the Company and to render superior performance during such employment.

      The Plan is administered by the Stock Incentive Plan Subcommittee of the Compensation Committee (the "Committee") of the Board of Directors, which has authority to determine the employees to whom awards will be granted, the form and amount of the awards, the dates of grant, vesting periods and other terms of each award. The members of the Committee are Richard T. Cunniff and James E. Service.

      The Plan provides for the award of both incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NonQualified Options"). A stock option entitles the holder thereof to purchase shares of Common Stock from the Company at a fixed exercise price established at the time the option is granted. The exercise price for any option will not be less than 50% of the fair market value of the number of shares of Common Stock covered by such option as of the date of grant. Notwithstanding the foregoing, the exercise price of an ISO may not be less than 100% of the fair market value of the number of shares of Common Stock covered by such option as of the date of grant. Full payment of the option exercise price must be made by the optionee when an option is exercised. The exercise price may be paid in cash or in such other form as the Committee may approve, including shares of Common Stock valued at their fair market value on the date of option exercise. Options granted under the Plan are exercisable at such time or times and subject to such terms and conditions, including conditions which provide for the vesting of awarded options in periodic installments tied to continuing employment with the Company, as shall be determined by the Committee. No options may be awarded more than ten years after the effective date of the Plan. In addition, no more than 500,000 shares of Common Stock are available for issuance under the Plan to any single individual.

      The Plan also provides for the award of stock appreciation rights. A stock appreciation right entitles the holder thereof to receive payment of an amount equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the base measuring price established by the stock appreciation right multiplied by the number of stock appreciation rights being exercised. Such amount is payable in cash, shares of Common Stock or a combination thereof as determined by the Committee. Unlike an option, no payment is required to be made to the Company upon the exercise of a stock appreciation right.

      The following is a summary of certain federal income tax consequences of awards that may be made under the Plan.

      1. ISOs. No federal taxable income should be recognized by the optionee upon the grant or exercise of an ISO. If no disqualifying disposition of the shares of Common Stock acquired upon exercise of an ISO is made within two years of the date of grant of the ISO or within one year after the transfer of the shares to the holder upon the exercise of the ISO, then: (a) upon the sale of the shares, any amount realized in excess of the exercise price of the option will be taxed as long-term capital gain and (b) no deduction will be allowed to the Company for federal income tax purposes. However, the exercise of an ISO may result in an alternative minimum tax liability because, in general, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price will be included in the holder's alternative minimum taxable income. Whether or not a holder would be subject to the alternative minimum tax depends on such holder's tax situation.

      If the holder disposes of the Common Stock acquired upon the exercise of an ISO prior to the expiration of the periods described above, then generally:
(a) the holder will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price of the option and (b) the Company will be entitled to deduct any such recognized amount. Any further gain recognized by the holder will be taxed as short-term or long-term capital gain, as the case may be, and will not result in a deduction for the Company.

      2. Non-Qualified Options. Except as noted below, with respect to Non-Qualified Options: (a) no federal taxable income should be recognized by the holder at the time the option is granted; (b) upon exercise of the option, generally the holder recognizes ordinary income in the amount by which the fair market value of the acquired shares on the exercise date exceeds the exercise price; and (c) at disposition, generally, any appreciation (or depreciation) after the date of exercise is treated by the holder either as long-term or short-term capital gain (or loss), depending upon the length of time that the holder has held the shares. Generally, the Company is entitled to an income tax deduction equal to the amount of ordinary income included as compensation in the gross income of the holder for the taxable year of the Company during which the holder recognizes such income. The Company's tax deduction upon exercise of a NonQualified Option by certain executive officers may be subject to the limitations of Section 162(m) of the Code if the Non-Qualified Option was granted with an exercise price less than the fair market value of the Common Stock on the date of grant.

      3. Stock Appreciation Rights. No federal taxable income will be recognized by a holder in connection with the grant of a stock appreciation right. Generally, when a stock appreciation right is exercised, the holder will be required to recognize as ordinary income in the year of exercise an amount equal to the amount of cash and the fair market value of any shares of Common Stock received (unless such stock is subject to certain restrictions). At the time that the holder recognizes ordinary income as a result of the exercise of a stock appreciation right, the Company will be entitled to a deduction for the amount included in the holder's income. If the holder receives Common Stock upon exercise of a stock appreciation right, the post-exercise appreciation will be treated in the same manner discussed above under "Non-Qualified Options."

      4. Special Rules Applicable to Corporate Insiders. Generally, except where an election under Section 83(b) of the Code is made or in the case of ISOs, an individual subject to Section 16(b) of the Securities Exchange Act of 1934 or to restrictions relating to "pooling of interests" accounting who receives Common Stock in connection with an award may not become subject to tax at the times discussed above, but may have the amount of income calculated (and recognized) based on the fair market value at a later date.

      Under the Plan, each holder who has received an award will be required to pay the Company (or otherwise make arrangements satisfactory to the Committee for the payment of) any federal, state, local or other taxes of any kind required by law to be withheld with respect to any such award. The Company has the right to deduct any such taxes from any payment of any kind otherwise due the holder. Further, to the extent permitted by the Committee, a holder may elect to have his or her tax withholding liability satisfied through the delivery of shares of Common Stock.

      On December 31, 1998, the Committee granted nonqualified stock options to purchase an aggregate of 1,470,000 shares of Common Stock to certain key employees of the Company at an exercise price of $11.9375 per share, the closing price of a share of Common Stock on the New York Stock Exchange on that date, subject to the approval of the Plan by the stockholders of the Company. Such options vest and become exercisable in five equal annual installments of 20% of the total number of options awarded to each employee beginning on the first anniversary of the date of grant and on each of the next succeeding four anniversaries thereafter, provided that the holder remains an employee of the Company on each such anniversary. In the event of a change of control of the Company, the options will become fully vested and exercisable. The options may be exercised, to the extent vested, at any time prior to the tenth anniversary of the date of grant as long as the holder is employed by the Company on the date of exercise (or within 30 days of the termination of the holder's employment with the Company due to retirement, death or disability). The options are subject to the approval of the Plan by the stockholders of the Company at the Meeting. In the event that the stockholders do not approve the Plan at the Meeting, the options will be automatically extinguished and of no further force or effect and no further awards will be granted under the Plan.

      The closing price of the Company's Common Stock as reported on the New York Stock Exchange on March 1, 1999 was $9.5625 per share.

                               1998 OPTION GRANTS

      The following table sets forth certain information regarding stock options granted during 1998 by the Company to the executive officers named in the Summary Compensation Table. These stock options are subject to stockholder approval of the 1998 Stock Incentive Plan.

                                                    Individual Grants                            Potential Realizable Value at
                               -----------------------------------------------------------         Assumed Interest Rates of
                                Number of         Percent of                                      Stock Price Appreciation for
                                Securities       Total Options                                            Option Term (3)
                                Underlying        Granted to     Exercise                        -----------------------------
                                 Options         Employees in       or
                               Granted (1)       Fiscal Year    Base Price(2)   Expiration          @5%(4)          @10%(5)
Name                                #                  %         $ /Share          Date               $                 $
---------------------          -----------       -------------  -------------   ----------        ---------        ----------
William B. Ruger                       0              0.0%            n/a              n/a              n/a              n/a

William B. Ruger, Jr.            250,000             17.0%       $11.9375       12/31/2008        1,877,172        4,756,795

Stephen L. Sanetti               200,000             13.6%        11.9375       12/31/2008        1,501,738        3,805,436

Erle G. Blanchard                200,000             13.6%        11.9375       12/31/2008        1,501,738        3,805,436

----------
(1) All options vest in five equal annual installments commencing on December 31, 1999.

(2) The exercise price is the closing price of the Common Stock as of the date of grant, December 31, 1998.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed annual rates of share price appreciation mandated by the Securities and Exchange Commission of 5% and 10% of the fair value of the Common Stock on the date of grant of the options, compounded annually from the date of the grant to the option expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent upon the performance of the Common Stock and the date on which the option is exercised. There can be no assurance that the values reflected will be achieved.

(4) At the assumed annual appreciation rate of 5%, the market price at the end of the option term would be $19.45 per share.

(5) At the assumed annual appreciation rate of 10%, the market price at the end of the option term would be $30.96 per share.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table sets forth certain information regarding stock options exercised during Fiscal 1998 by executive officers of the Company named in the Summary Compensation Table.

                                                                           Number of Securities
                                                                                 Underlying               Value of Unexercised
                                                                                Unexercised                   In-The-Money
                                                                              Options/SARs At               Options/SARs At
                                                                            Fiscal Year-End (#)           Fiscal Year-End ($)
                        Shares Acquired on                                      Exercisable/                  Exercisable/
Name                       Exercise (#)         Value Realized ($)             Unexercisable                 Unexercisable
---------------------     --------------        ------------------            ---------------               --------------
William B. Ruger                 0                     $0.00                        0/0                        $0.00/0.00

William B. Ruger, Jr.            0                      0.00                     0/250,000                      0.00/0.00

Stephen L. Sanetti               0                      0.00                     0/200,000                      0.00/0.00

Erle G. Blanchard                0                      0.00                     0/200,000                      0.00/0.00

                         COMPANY STOCK PRICE PERFORMANCE

                Comparison of Five-Year Cumulative Total Return*

               Sturm, Ruger & Company, Inc., Standard & Poors 500
                        And Value Line Recreation Index
                     (Performance Results Through 12/31/98)

                               [GRAPHIC OMITTED]

Assumes $100 invested at the close of trading 12/93 in Sturm, Ruger & Company, Inc. common stock, Standard & Poors 500, and Recreation Index.

*Cumulative total return assumes reinvestment of dividends.

                                                        Source: Value Line, Inc.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

---------------------------------------------------------------------------------------------------------
                                     1993         1994        1995         1996        1997         1998
---------------------------------------------------------------------------------------------------------
Sturm, Ruger & Company, Inc.        100.00       119.17      120.33       177.29      176.14       120.04
---------------------------------------------------------------------------------------------------------
Standard & Poors 500                100.00       101.60      139.71       172.18      229.65       294.87
---------------------------------------------------------------------------------------------------------
Recreation                          100.00        98.26      120.00       134.53      215.83       260.85
---------------------------------------------------------------------------------------------------------

The peer group in the above graph is the Value Line Recreation Industry.

                               PENSION PLAN TABLE

              Estimated Amounts of Annual Pension Payable from the
                   Salaried Employees' Retirement Income Plan
                           for the Participant's Life,
                        Commencing During 1998 at Age 65

Highest 60-Consecutive-Month                       Years of Credited Service
Average Annualized Base Pay                  15 Years     20 Years      25 Years
---------------------------                  --------     --------      --------
        $ 75,000                             $ 11,958     $ 15,944      $ 19,930
         100,000                               16,958       22,611        28,263
         125,000                               21,958       29,277        36,597
         150,000                               26,958       35,944        44,930

      All of the Company's salaried employees participate in the Sturm, Ruger & Company, Inc. Salaried Employees' Retirement Income Plan (the "Pension Plan"), which in general provides annual pension benefits at age 65 in an amount equal to: (i) 1-1/3% of the participant's final average salary (highest 60-consecutive- month average annualized base pay during the last 120 months of employment) less 0.65% of the participant's Social Security covered compensation, multiplied by (ii) the participant's years of credited service up to a maximum of 25 years.

      The pensions listed in the table above are not subject to any offset or deduction for Social Security or any other benefits.

      As of December 31, 1998, William B. Ruger, Jr. had more than 25 years of credited service, and Stephen L. Sanetti and Erle G. Blanchard each had 18 years of credited service. An indication of the average annualized base pay under the Pension Plan for these individuals can be found in the Salary column of the Summary Compensation Table.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE

            Estimated Amounts of Annual Plan Benefit Payable from the
                     Supplemental Executive Retirement Plan
                           for the Participant's Life,
                        Commencing During 1998 at Age 65

                                                 Years of Credited Service
Average Annual Compensation                15 Years      20 Years       25 Years
---------------------------                --------      --------       --------
        $125,000                           $  6,938      $ 14,619      $  22,299
         150,000                             10,938        19,952         28,966
         175,000                             14,938        25,285         35,633
         200,000                             18,938        30,619         42,299
         225,000                             24,038        37,419         50,799
         250,000                             31,538        47,419         63,299
         300,000                             46,538        67,419         88,299
         400,000                             76,538       107,419        138,299

      The Sturm, Ruger & Company, Inc. Supplemental Executive Retirement Plan (the "SERP") is a nonqualified supplemental retirement plan for certain senior executives of the Company. Three of the executive officers who appear in the Summary Compensation Table, William B. Ruger, Jr., Stephen L. Sanetti and Erle
G. Blanchard participate in the SERP. The SERP provides an annual benefit beginning at age 65 in an amount equal to 2% of the participant's average annual compensation for each complete year of service with the Company up to a maximum of 50% of such average compensation. The annual benefit is reduced by the amount the participant is entitled to receive under the Pension Plan, and is further reduced by the amount of Social Security benefit the participant is entitled to receive commencing at age 65. The SERP benefit is payable as an annuity over the life of the participant, with 50% to continue for the life of the participant's surviving spouse after the participant's death.

      The average annual compensation shown in the above table includes the participant's base pay, bonuses and other compensation for the participant's highest consecutive 36 months of service (or, if the participant's service was less than 36 months, then for the entire period of service) as reported in the Summary Compensation Table, except that benefits received under the Salaried Employees' Profit Sharing Plan and taxable premiums paid by the Company for group term life insurance are excluded from the SERP compensation formula. The annual compensation upon which the SERP benefit is calculated is limited to $400,000. As of December 31, 1998, William B. Ruger, Jr. had more than 25 years of credited service, and Stephen L. Sanetti and Erle G. Blanchard each had 18 years of credited service. The estimated amounts presented above assume that the participant attained age 65 in 1998.

      John M. Kingsley, Jr., a Company Director who retired as Executive Vice President of the Company on December 31, 1996, received $132,816 in benefits from the SERP during 1998.

      The SERP provides that in the event of a change in control of the Company participants in pay status shall be entitled to receive a lump-sum payment equal to the present value of the participant's benefit. Those not in pay status shall become fully vested and generally, if terminated within three years of a change in control, become entitled to a lump-sum payment. The payment shall be computed based upon the participant's average compensation and years of service with the Company on the date of change in control (provided, however, that in the event of a change in control, the participant's years of service with the Company for purposes of computing the benefit amount shall not be less than ten). A change in control is defined to mean the effective date of one of the following events:
(i) sale or exchange of substantially all of the capital stock of the Company;
(ii) sale of substantially all of the assets of the Company; (iii) sale of substantially all of the capital stock of the Company owned of record and beneficially held by William B. Ruger and members of his family; or (iv) the merger or consolidation of the Company with or into one or more other corporations; and, in each of such four cases, the sale of stock or assets is to, or the exchange of stock is with, or the merger or consolidation is with or into one or more persons, firms or corporations which does not own at least 10% of the capital stock of the Company.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth as of February 1, 1999 (January 25, 1999 in the case of Thomson Horstmann & Bryant, Inc.) the ownership of Common Stock by each person of record or known by the Company to own beneficially more than 5% of such stock.

Name and Address
of Beneficial Owner                Shares Beneficially Owned      Percent of Class
-------------------                -------------------------      ----------------
William B. Ruger
  P.O. Box 447                            4,814,896 (1)                17.89%
  Newport, NH 03773

William B. Ruger, Jr.
  P.O. Box 293                            2,624,000 (2)                 9.75%
  Newport, NH 03773

Thomson Horstmann & Bryant, Inc.
  Park 80 West                            1,445,100 (3)                 5.37%
  Plaza One
  Saddle Brook, NJ 07663

----------
(1) Includes 4,272,000 shares of Common Stock held by a revocable trust of which Mr. Ruger is the trustee. Mr Ruger has sole investment and voting control with respect to such shares. Also includes 542,896 shares of Common Stock as to which Mr. Ruger is entitled to direct the vote pursuant to a voting agreement.

(2) Includes 1,824,000 shares of Common Stock held by a trust of which Mr. Ruger, Jr. is a trustee. Mr. Ruger, Jr. has sole investment and voting control with respect to such shares.

(3) Based on information contained in a Schedule 13G dated January 25, 1999 filed with the Securities and Exchange Commission which indicated that Thomson Horstmann & Bryant, Inc. was the "beneficial owner" as of that date of 1,445,100 shares of Common Stock. Thomson Horstmann & Bryant, Inc. is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information as of February 1, 1999 as to the number of shares of Common Stock beneficially owned by the Chief Executive Officer of the Company, each of the three most highly compensated executive officers of the Company other than the Chief Executive Officer, and all Directors and executive officers of the Company as a group. See ELECTION OF DIRECTORS above for such information with respect to each Director of the Company.

Name of Beneficial Owner*                              Shares Beneficially Owned        Percent of Class
-------------------------                              -------------------------        ----------------
William B. Ruger                                              4,814,896 (1)                 17.89%

William B. Ruger, Jr.                                         2,624,000 (2)                  9.75%

Stephen L. Sanetti                                               32,002 (3)                   **

Erle G. Blanchard                                                 6,000 (4)                   **

All Directors and executive officers as a group
  (6 non-officer Directors, 3 Directors who are
   also executive  officers and 2 other executive
   officers)                                                  7,503,603                     27.88%

----------
* The address of each of the executive officers named in this Security Ownership of Management table is c/o Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06490.

** Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) Includes 4,272,000 shares of Common Stock held by a revocable trust of which Mr. Ruger is the trustee. Mr. Ruger has sole investment and voting control with respect to such shares. Also includes 542,896 shares of Common Stock as to which Mr. Ruger is entitled to direct the vote pursuant to a voting agreement.

(2) Includes 1,824,000 shares of Common Stock held by a trust of which Mr. Ruger, Jr. is a trustee. Mr. Ruger, Jr. has sole investment and voting control with respect to such shares.

(3) Includes 2 shares held beneficially by Mr. Sanetti for his minor daughter under the Uniform Gifts to Minors Act.

(4)   Mr. Blanchard owns these shares in joint tenancy with his spouse.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

      The Company has concluded, based solely on a review of the copies of the
Section 16(a) report forms furnished to the Company, that with respect to the period from January 1, 1998 through December 31, 1998, all such forms were filed in a timely manner by the Company's officers, Directors and greater than ten percent beneficial owners.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During 1998, the Company paid Newport Mills, of which William B. Ruger, Jr. is the sole proprietor, $33,000 for storage rental. During 1998, the Company also paid Mr. Ruger, Jr. $18,000 for the rental of office space owned by Mr. Ruger, Jr. in Newport, New Hampshire.

      Stanley B. Terhune, a Director and former Vice President of the Company, serves as a consultant to the Company. For his services in this capacity, Mr. Terhune receives $100 per hour and during 1998 received a total of $91,350, including bonuses.

                        APPROVAL OF INDEPENDENT AUDITORS

      Ernst & Young LLP has served as the Company's independent auditors since 1967. Management recommends approval of the appointment of this firm to act as independent auditors for the 1999 fiscal year. During 1998, Ernst & Young LLP performed various professional services in connection with its audit of the financial statements of the Company, including services related to filings with the Securities and Exchange Commission, audits of certain employee benefit plan financial statements, attendance at Audit Committee meetings, preparation of Company tax returns, and consultation in connection with various business, accounting, and tax matters. Representatives of Ernst & Young LLP will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

      In order to be included in the proxy materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before November 26, 1999.

                                  OTHER MATTERS

      Management of the Company does not intend to present any business at the Meeting other than as set forth in Items 1, 2 and 3 of the attached Notice of Annual Meeting of Stockholders, and it has no information that others will present any other business at the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on such matters.

      The Company, upon written request, will provide without charge to each person entitled to vote at the Meeting a copy of its Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 1998, including the financial statements and financial statement schedules. Such requests should be directed to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06490.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Leslie M. Gasper
                                              -----------------------------
                                              Leslie M. Gasper
                                              Corporate Secretary

                                                                       Exhibit A

                          STURM, RUGER & COMPANY, INC.
                            1998 STOCK INCENTIVE PLAN

      1. Purpose.

      The purpose of the Sturm, Ruger & Company, Inc. 1998 Stock Incentive Plan (the "Plan") is to enable Sturm, Ruger & Company, Inc. (the "Company") and any Related Company (as defined below) to attract and retain employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

      2. Types of Awards.

      2.1 Awards under the Plan may be in the form of Stock Options or Stock Appreciation Rights.

      2.2 An eligible employee may be granted one or more types of awards, which may be independent or granted in tandem. If two awards are granted in tandem the employee may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

      3. Administration.

      3.1 The Plan shall be administered by the Compensation Committee of the Company's Board of Directors or such other committee appointed either by the Board of Directors of the Company (the "Board") or by such Compensation Committee (the "Committee"); provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the acquisition or disposition of securities granted or awarded hereunder, action by the Committee may be by a committee composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3 as promulgated under
Section 16(b) of the Exchange Act, appointed by the Board or by the Compensation Committee of the Board. Members of the Committee shall serve at the pleasure of the Board.

      3.2 The Committee shall have the authority to grant awards to eligible employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:

      (a) to determine whether and to what extent any award or combination of awards will be granted hereunder, including whether any awards will be granted in tandem with each other;

      (b)   to select the employees to whom awards will be granted;

      (c) to determine the number of shares of the common stock of the Company (the "Stock") to be covered by each award granted hereunder;

      (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

      (e) to determine the treatment of awards upon an employee's retirement, disability, death, termination for cause or other termination of employment;

      (f) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date;

      (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award
            (i) will be paid to the employee currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the employee, or (iv) that the employee has no rights with respect to such dividends;

      (h) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the employee shall be required to offer to the Company any shares that the employee wishes to sell, subject to such terms and conditions as the Committee may specify;

      (i) to amend the terms of any award, or to accelerate the vesting of any award prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

      (j) to substitute new Stock Options or new Stock Appreciation Rights for previously granted Stock Options or previously granted Stock Appreciation Rights, in each case including previously granted Stock Options or previously granted Stock Appreciation Rights having higher exercise prices.

      3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

      3.4 The Committee may from time to time delegate to one or more officers of the Company or any Related Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award.

      3.5 Notwithstanding anything in the Plan to the contrary, and to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to the grant of an award hereunder (and, as applicable, with respect to the disposition to the Company of a security acquired pursuant to an award hereunder), or as otherwise determined advisable by the Committee, the terms of the grant of awards under the Plan shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to grant awards under the Plan, including, but not limited to, the authority of the Committee to grant awards qualifying for the special performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the treasury regulations thereunder.

      4. Stock Subject to Plan.

      4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,000,000. The shares of Stock hereunder may consist of authorized but unissued shares or treasury shares. No more than 500,000 shares of Stock shall be available for distribution under the Plan to any single individual with respect to any Stock Options awarded hereunder and no single individual shall be granted Stock Appreciation Rights hereunder related to more than 500,000 shares of Stock. The exercise of a Stock Appreciation Right for cash or the payment of any other award in cash shall not count against either of these share limits, except as may otherwise be provided under Section 162(m) of the Code. Shares of Stock reserved and available for distribution under the Plan shall further be subject to adjustment as provided below.

      4.2 To the extent a Stock Option or Stock Appreciation Right is surrendered, canceled or terminated without having been exercised, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. Notwithstanding the foregoing, surrender, cancellation, termination or forfeiture of a Stock Option, award or issuance of shares shall not be disregarded for purposes of applying the individual limit on available shares described in Section 4.1 with respect to any individual with respect to whom the provisions of Section 162(m) of the Code apply. At no time will the overall number of shares issued under the Plan plus the number of shares covered by outstanding awards under the Plan exceed the aggregate number of shares authorized under the Plan. At no time will the number of shares issued under the Plan to any individual plus the number of shares covered by a previous award to such individual under the Plan, whether or not outstanding, exceed the number of shares authorized under this Plan for a single individual.

      4.3 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets (including cash) or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the aggregate number of shares of Stock available for distribution under the Plan to any single individual with respect to a Stock Option awarded hereunder, the aggregate number of shares of Stock that relate to Stock Appreciation Rights that may be granted to any single individual hereunder, the identity of the stock to be issued under the Plan, the number of shares subject to outstanding awards and the amounts to be paid by employees, the Company or any Related Company, as the case may be, with respect to outstanding awards.

      5. Eligibility.

      Officers and other employees of the Company and Related Companies are eligible to be granted awards under the Plan. A director of the Company or a Related Company who is not also an employee of the Company or a Related Company will not be eligible to be granted awards under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

      6. Stock Options.

      6.1 The Stock Options awarded under the Plan may be of two types; (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

      6.2 Subject to the following provisions, Stock Options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

      (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that with respect to persons subject to Section 16 of the Exchange Act, the option price shall not be less than 50% of the fair market value of the Stock on the date of the award of the Stock Option.

      (b) Option Term. The term of each Stock Option shall be determined by the Committee.

      (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

      (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing.

      (e) No Stockholder Rights. An optionee shall have neither rights to dividends (other than amounts credited in accordance with Section 3.2(g)) nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

      (f) Surrender Rights. The Committee may provide that Stock Options may be surrendered for cash upon any terms and conditions set by the Committee.

      (g) Non-transferability. Except as provided in this Section 6.2(g), Stock Options granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee or by the optionee's guardian or legal representative. Subject to such administrative conditions as the Committee may prescribe, an optionee may, upon providing written notice to the Committee or its designee, elect to transfer, without consideration therefor, all or any portion of the Non-Qualified Options granted to the optionee under the Plan to members of his or her "immediate family" (as defined below), to a trust or trusts maintained solely for the benefit of the optionee and/or the members of his or her immediate family, or to such other entities as may be determined by the Committee (each, a "permissible transferee"). Any purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance that does not qualify as a permissible transfer under this Section 6.2(g) shall be void and unenforceable against the Plan and the Company. For purposes of this Section 6.2(g), the term "immediate family" shall mean, with respect to a particular optionee, the optionee's spouse, parents, children, stepchildren, legally adopted children, and grandchildren, and such other persons as may be determined by the Committee. The terms of any such Non-Qualified Option, as set forth under the Plan or otherwise, shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the optionee and, as applicable, a permissible transferee hereunder. The exercise of a Non-Qualified Option that is transferred pursuant to this Section 6.2(g) and the shares of Common Stock acquired thereby shall be subject to the applicable provisions of the Plan and to all applicable requirements of law, including, but not limited to, to the extent applicable, the registration requirements under the Securities Act of 1933, as amended. Upon any transfer of a Non-Qualified Option, as provided in this Section 6.2(g), the permissible transferee with respect to such option shall be subject to the provisions of the Plan that otherwise would apply to such option if it was still held by the optionee. The Committee may further restrict the transferability of such shares and require a legend to be endorsed on the certificates representing the shares.

      (h) Option Agreement. Each Stock Option granted pursuant to the Plan shall be evidenced by a written stock option agreement executed by the Company and the person to whom such Option is granted or a grant letter executed by the Company.

      (i) Investment Purposes. The Committee may require a Stock Option holder to give satisfactory assurances that the shares purchased by him pursuant to any such Stock Option are being purchased for investment and not with a view to resale or distribution, and will not be transferred in violation of applicable securities laws.

      (j) Registration. The Committee may condition the exercise of a Stock Option upon the listing, registration or qualification of the shares covered by such Stock Option upon a securities exchange or under applicable securities laws.

      6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) be awarded to any person who is not an employee of the Company (or any subsidiary thereof); (ii) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the

Stock Option (110% for 10% owners), (iii) be exercisable more than ten years after the date such Incentive Stock Option is awarded (five years for 10% owners) or (iv) be awarded more than ten years after the effective date of the Plan.

      7. Stock Appreciation Rights.

      7.1 A Stock Appreciation Right shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the shares as to which the award is granted on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine.

      8. Tax Withholding.

      8.1 Each employee shall, no later than the date as of which the value of an award (or portion thereof) first becomes includible in the employee's income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award (or portion thereof). The obligation of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee including, but not limited to, the right to withhold shares of Stock otherwise deliverable to the employee with respect to any awards hereunder.

      8.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may irrevocably elect to have the withholding tax obligation or any additional tax obligation with respect to any awards hereunder satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to the employee with respect to the award,
(ii) delivering to the Company shares of unrestricted Stock, or (iii) through any combination of withheld and delivered shares of Stock, as described in (i) and (ii).

      9. Amendments and Termination.

      The Board or the Committee may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the employee's written consent. Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3 (or any successor rule) or other regulatory requirements.

      10. General Provisions.

      10.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

      10.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company or of a Related Company, any right to continued employment.

      10.3 Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

      10.4 No member of the Board or the Committee, nor any officer or employee of the Company or a Related Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company and Related Companies acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

      11. Effective Date and Duration.

      The Plan shall be effective on October 28, 1998, subject, to the extent required by law, to approval by the Company's stockholders. No awards shall be made under the Plan after ten years following the date of adoption.

                                Directions to the
                          STURM, RUGER & COMPANY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  to be held on
                      THURSDAY, MAY 13, 1999 at 10:30 a.m.
                                     at the
                            LAKE SUNAPEE COUNTRY CLUB
                              100 COUNTRY CLUB LANE
                         NEW LONDON, NEW HAMPSHIRE 03257
                                 (603) 526-6040

From New York (approximately 5 hours by car) -

      1) Take Interstate 95 North to Interstate 91 North in New Haven, Connecticut.

      2) Follow I-91 through Massachusetts to Interstate 89 at White River Junction, Vermont.

      3) Take I-89 South to Exit 11. Turn left at end of ramp, go straight 1 1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

      4) Turn right into entrance; proceed approximately 1/4 mile to Lake Sunapee Country Club Inn.

From Boston (approximately 1 3/4 hours by car) -

      1) Take Interstate 93 North from Boston to Interstate 89 North in Concord, New Hampshire.

      2) In Concord, take I-89 North to Exit 11. Turn right at end of ramp, go straight 1 1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

      3) Turn right into entrance; proceed approximately 1/4 mile to Lake Sunapee Country Club Inn.

From Manchester Airport (approximately 1 hour by car) -

      1) When leaving Manchester Airport, turn right onto Brown Street (residential). Go right onto Route 293/101 East, then left to Interstate 93 North toward Concord, New Hampshire.

      2) In Concord, take Interstate 89 North to Exit 11. Turn right at end of ramp, go straight 1 1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

      3) Turn right into entrance; proceed approximately 1/4 mile to Lake Sunapee Country Club Inn.

--------------------------------------------------------------------------------

PROXY                                                                      PROXY

                          STURM, RUGER & COMPANY, INC.
                    LACEY PLACE, SOUTHPORT, CONNECTICUT 06490

           This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on May 13, 1999

      The undersigned hereby appoints William B. Ruger, William B. Ruger, Jr., and Leslie M. Gasper as Proxies, each with the full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sturm, Ruger & Company, Inc. (the "Company"), held of record by the undersigned on March 15, 1999 at the Annual Meeting of Stockholders to be held on May 13, 1999 or any adjournment or postponement thereof.

      The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of all directors and for Proposals 2 and 3. Please sign exactly as name appears on other side of this proxy form.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

                          STURM, RUGER & COMPANY, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY ( )

[                                                                              ]

The Board of Directors unanimously recommends a vote FOR the following
Proposals:

1. Election of nine Directors -                                  FOR ALL   WITHHOLD ALL   FOR ALL (Except Nominee(s) written below)
   Nominees: William B. Ruger, William B. Ruger, Jr.               ( )         ( )        ( )______________________________________
   Stephen L. Sanetti, Richard T. Cunniff, Townsend Hornor,
   Paul X. Kelley, John M. Kingsley, Jr., James E. Service and
   Stanley B. Terhune.

2. Proposal to approve the Sturm, Ruger & Company, Inc.          FOR       AGAINST        ABSTAIN

   1998 Stock Incentive Plan.                                    ( )         ( )            ( )

3. Proposal to approve the appointment of Ernst & Young          FOR       AGAINST        ABSTAIN

   LLP as the independent auditors of the Company for the        ( )         ( )            ( )
   1999 fiscal year.

4. In their discretion, the Proxies are authorized               FOR       AGAINST        ABSTAIN

   to vote upon such other business as may                       ( )         ( )            ( )
   properly come before the meeting.

                                Dated:                                    , 1999
                                      ------------------------------------
                                Signature(s):
                                             -----------------------------------

                                ------------------------------------------------

When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------